UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2015. The net asset value (NAV) at that date was $11.56 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $11.38.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2015
Cohen & Steers Global Income Builder at NAV[a]	3.86%
Cohen & Steers Global Income Builder at Market Value[a]	1.64%
MSCI World Index—net[b]	2.63%
Blended Benchmark—55% CBOE S&P 500 BuyWrite Index/ 15% S&P 500 Index/15% BofA Merrill Lynch Fixed-Rate Preferred Securities Index/15% MSCI EAFE Index[b]	3.45%
S&P 500 Index[b]	1.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries. The CBOE S&P 500 BuyWrite Index tracks the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. market. The MSCI EAFE Index is an equity index which captures large- and mid-capitalization companies in developed market countries excluding the U.S. and Canada. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund's assets are allocated among five proprietary strategies: global large-cap value stocks, global real estate securities, global infrastructure stocks, global preferred securities and closed-end funds. As of June 30, 2015, over 70% of the Fund's assets were invested in the global large cap value strategy.

Market Review

Global equity markets were volatile in the six months ended June 30, 2015. U.S. gross domestic product (GDP) hit a soft patch in the first quarter, buffeted by harsh winter weather and the shutdown of West Coast ports, but rebounded in the second quarter. Europe and Japan reported better-than-expected economic momentum, and developed economies overtook emerging economies as the engines of global growth.

Crude oil and natural gas prices spiked but ended the period near where they began. Throughout the period, speculation abounded as to when the Federal Reserve (the Fed) would raise interest rates.

Health Care and Consumer Discretionary Led the Large-Cap Sector

Small-capitalization (small-cap) stocks led large-cap and mid-cap stocks in the six-month period, and growth stocks outperformed both value stocks and the broader indexes. Health care, with a total return of 10.6%, was the top performer in the large-cap portion of the Fund. Investors were enthusiastic about a series of mergers and acquisitions (M&A) designed to contain costs in the new health care environment. Among the most notable: Humana Inc. put itself up for sale, and Cigna and Aetna quickly expressed interest. Anthem Inc. bid on Cigna, and UnitedHealth Group made overtures to Aetna. The M&A theme played out in the telecommunications services sector (6.2%) as well. AT&T rose on its plans to buy DirecTV, and T-Mobile jumped on news it is in talks with Dish Network.

The harsh winter weighed on consumer discretionary shares (7.4%), particularly housing-related stocks, but the sector picked up as the period progressed. The Commerce Department revised April's sales sharply higher and reported a 2.2% jump in new home sales in May, to the highest level since February 2008. Consumer staples (1.7%) underperformed amid weakness in drugstores and grocery stores that were hit by too-low inflation; they tend to do best when inflation is moderate and steady. The strength of the dollar was an additional headwind for companies with large international operations.

Within financial services (3.6%), REITs had a strong start to the year but fell back in the second quarter amid a difficult combination of mixed economic signals and rising bond yields. Banks rose on the outlook for higher interest rates, strong trading revenues and increased M&A business.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Competition, pricing and slowing demand came together in the information technology sector (1.6%). Last year's increase in enterprise spending, which was triggered by high-profile security breaches and growth in employment, slowed, and was felt throughout the PC supply chain. A drop in sales in Europe, coupled with foreign exchange exposure, put additional pressure on the sector. In M&A news, Avago Technologies agreed to buy Broadcom for $37 billion in what will be the largest technology acquisition on record.

Transportation stocks in the industrials sector (1.5%) had a difficult time. The largest U.S. airlines slipped mid-period on rebounding oil prices and after Southwest Airlines announced plans to increase capacity, possibly starting a market-share war in which profits would suffer. Freight rail companies declined on a weaker-than-expected pick-up following the first-quarter West Coast ports shutdown and on lower year-over-year coal, crude oil and grain volumes. Metals companies in the materials sector (1.5%) were hard hit by falling commodities prices and by the strength of the U.S. dollar. Companies in the energy sector (–4.5%) faced challenging dynamics in the North American energy market, including concerns of excess supply.

Transportation Led Global Infrastructure

Within global infrastructure, airports (16.2%c) reported stronger-than-expected passenger volumes, and toll roads operators (10.6%) saw a rise in traffic partially driven by lower fuel prices and economic momentum.

Pipelines (–1.9%) also struggled against the challenging North American energy market dynamics. Crude oil prices rallied in the second quarter, but remained low by historical standards, suggesting continued declines in throughput growth and investment opportunities.

The specter of higher interest rates cooled interest in electric utilities (–7.5%); regulated utilities, which have relatively high leverage and dividends, are often treated as bond proxies. Within communications (0.9%), towers, which are among the more highly leveraged infrastructure businesses, lagged at the prospect of rising interest rates. The record sums that wireless companies spent in the fourth-quarter 2014 broadband auction was an added headwind; the market was concerned that it may leave them with less to spend on expanding their tower networks.

Global REITs Retreated as Interest Rates Rose

The decline in global real estate securities reflected a pullback in the United States, which accounts for more than 40% of the FTSE EPRA/NAREIT Developed Real Estate Index. Improving economic data in Europe and Japan and the European Central Bank's quantitative easing lifted the sector early on—but the improving economy prompted speculation that the Fed would soon raise interest rates, driving up bond yields to the detriment of REITs.

U.S. (–6.1%) returns were negative for most property types despite strong fundamentals. Self storage companies (3.7%) were top performers, drawing support from strong earnings, with year-over-year rental growth running as high as 10%. Apartment landlords (0.8%) also advanced amid sustained household formation that kept demand ahead of supply. The total return for hotels (–10.3%)

c  Global listed infrastructure subsector and country returns are in local currencies. Sector classification of securities in the index determined by investment manager.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

was pulled down by company-specific issues in the group's largest component. Health care property REITs (with a total return of –11.7%) lagged because of their perceived bond-like characteristics.

France (9.5%) surged in the first quarter. As its economy began to recover, real estate companies benefited from increases in occupancies and rents. However, it turned sharply down amid more-difficult macro conditions later in the period. Property fundamentals in the U.K. (8.0%) rallied on good results from the leading London-focused real estate companies and market-friendly political news; the Conservative party won the national general elections held in May, erasing concerns that a new government would change prevailing policies.

Hong Kong (5.8%) office fundamentals stayed strong, with the Central Hong Kong vacancy rate falling to a new low of 2.3%. Office demand has been spurred in part by lower capital barriers between Hong Kong and mainland China, which has led financial companies to start to expand their presence in the market. In Japan (0.3%), first-quarter GDP rose 3.9%—more than double expectations. J-REITs declined as high bond-yield volatility led to some regional bank selling; a number of equity issuance announcements from J-REITs also presented technical challenges.

Fund Performance

The Fund advanced in the period, and while it underperformed its blended benchmark as measured by market price, it outperformed based on NAV. At more than 70% of the Fund's assets, the large-cap value strategy was the main driver of performance. Stock selection in the health care and consumer staples sectors was favorable, but stock selection in industrials and financial services detracted.

Impact of Derivatives on Fund Performance

The Fund sold covered call options on an index with the intention of earning option premiums to generate income to pay dividends and to reduce the volatility of the Fund's investments. In the six-month period ended June 30, 2015, the use of these instruments significantly contributed to the Fund's performance. The Fund also used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return during the six-month period ended June 30, 2015.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the six-month period ended June 30, 2015.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities significantly detracted from absolute performance during the six-month period ended June 30, 2015. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar remained strong, reaching an 11-year high during the period, while most other currencies tended to soften, particularly the euro. Consequently, this was a

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

headwind for absolute returns as a result of the changes in the exchange rates between foreign currencies and the U.S. dollar.

Investment Outlook

Our outlook for large-cap value equities remains positive but still cautious in view of expected higher interest rates and the uneven global recovery. While economic momentum in the United States has been slow, recent economic data are encouraging. Momentum in Japan, Australia and the Eurozone is sufficiently strong, but the emerging market economies that have driven growth since the financial crisis are losing ground. Worries about Greece are another headwind.

Earlier this year we trimmed risk from our large-cap value portfolios, selling more-volatile stocks that had outperformed. We have rotated back into some of those cyclical sectors, which we believe have encouraging prospects and are now attractively valued. Specifically, we are adding back to our information technology and energy holdings.

When interest rates rise, they will put pressure on leveraged sectors, but are likely to benefit financial services, particularly banks. We anticipate more opportunities to add to quality holdings at discounted prices over the balance of the year, which could make 2015 a solid investment opportunity for long-term investors. Our focus remains on companies that can improve their cash flows, raise dividends and return capital to shareholders.

As the recovery accelerates in the second half of the year, as we expect, we believe the global infrastructure sector will benefit. Economic growth typically benefits transportation subsectors, including the freight rails that have faced challenges this year. Toll roads and airports are in a position to benefit from low crude oil prices and economic momentum.

Within global real estate, we believe U.S. commercial real estate fundamentals will strengthen further, driving increases in cash flows, net asset values and dividend distributions. While this has led us to favor cyclically sensitive short-lease sectors, one defensive area of opportunity is health care, where some stocks are trading at discounts to underlying property values for the first time in years. The U.K. offers attractive upside potential, in our view, and we have a more-favorable view of continental Europe's economy than the market consensus, which could benefit owners of retail properties.

We also believe positive momentum in Hong Kong and Tokyo office fundamentals will have a positive impact on capital values, despite the potential for a marginal expansion in capitalization rates. Japanese developers focused on these assets continue to trade at discounts to their underlying assets. We have lowered our J-REIT weighting on expectations that continued equity issuances will weigh on the supply/demand balance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

RICHARD E. HELM	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

YIGAL D. JHIRAD	DOUGLAS R. BOND
Portfolio Manager	Portfolio Manager

BEN MORTON	JON CHEIGH
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JASON A. YABLON
Portfolio Manager	Portfolio Manager

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2015, leverage represented 21% of the Fund's managed assets.

Leverage Factsa,b

Leverage (as a % of managed assets)	21%
Current Rate on Debt .	0.9%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2015. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

June 30, 2015

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Apple	$6,233,622	1.8
Allergan PLC (USD)	5,614,010	1.7
Exxon Mobil Corp.	5,478,471	1.6
Cigna Corp.	5,158,080	1.5
The Walt Disney Co.	4,439,247	1.3
Novartis AG	4,169,148	1.2
JPMorgan Chase & Co.	3,889,017	1.2
Microsoft Corp.	3,798,932	1.1
Tyson Foods, Class A	3,747,177	1.1
BP PLC	3,676,435	1.1

a    Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

		Number of Shares	Value
COMMON STOCK	115.8%
AUSTRALIA	1.6%
FINANCIAL—BANKS	0.3%
Australia and New Zealand Banking Group Ltd.[a]		33,161	$823,849
MATERIALS—METALS & MINING	0.2%
BHP Billiton Ltd.[a]		29,287	611,232
PIPELINES—C-CORP	0.2%
APA Group		84,880	539,631
REAL ESTATE—RETAIL	0.7%
Federation Centres		221,025	497,953
Scentre Group		219,517	635,132
Westfield Corp.		85,594	602,285
			1,735,370
TOLL ROADS	0.2%
Transurban Group		91,440	656,120
TOTAL AUSTRALIA			4,366,202
BELGIUM	1.1%
CONSUMER STAPLES
Anheuser-Busch InBev NVa		25,100	3,008,143
BERMUDA	0.1%
REAL ESTATE—HOTEL
Belmond Ltd., Class A (USD)[b,c]		24,126	301,334
CANADA	2.0%
CONSUMER—CYCLICAL—AUTOMOBILES	0.5%
Magna International		21,000	1,178,623
DIVERSIFIED	0.2%
AltaGas Ltd.		18,248	555,768
PIPELINES—C-CORP	0.9%
Enbridge		26,393	1,234,279
TransCanada Corp.		28,817	1,171,138
			2,405,417
RAILWAYS	0.4%
Canadian National Railway Co.		18,900	1,090,419

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
REAL ESTATE—DIVERSIFIED	0.0%
Pure Industrial Real Estate Trust		17,964	$67,743
TOTAL CANADA			5,297,970
CHINA	0.7%
GAS DISTRIBUTION	0.2%
Towngas China Co., Ltd. (Cayman Islands) (HKD)		507,000	463,730
INFORMATION TECHNOLOGY—DIVERSIFIED FINANCIAL SERVICES	0.4%
Alibaba Group Holding Ltd. (Cayman Islands), ADR (USD)[b,c]		14,000	1,151,780
REAL ESTATE—RESIDENTIAL	0.1%
China Vanke Co. Ltd., Class H (HKD)		142,800	351,494
TOTAL CHINA			1,967,004
FRANCE	6.0%
COMMUNICATIONS—SATELLITES	0.3%
Eutelsat Communications SA		21,564	695,976
CONSUMER STAPLES	0.9%
Danone SAa		38,641	2,498,145
DIVERSIFIED	0.5%
LVMH Moet Hennessy Louis Vuitton SAa		7,400	1,296,470
ENERGY—OIL & GAS	0.6%
Total SAa		35,480	1,723,405
FINANCIAL—BANKS	1.1%
BNP Paribas[a]		51,300	3,096,935
HEALTH CARE—PHARMACEUTICALS	0.4%
Sanofi		10,000	983,743
INDUSTRIALS—AEROSPACE & DEFENSE	0.8%
Airbus Group NV		31,500	2,043,854
MATERIALS—CONSTRUCTION MATERIALS	0.5%
Lafarge SAa		18,600	1,228,413
RAILWAYS	0.3%
Groupe Eurotunnel SAa		54,904	795,114

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
REAL ESTATE	0.6%
DIVERSIFIED	0.1%
Fonciere des Regions		3,838	$326,130
Gecina SA		637	78,508
			404,638
RETAIL	0.5%
Klepierre		29,602	1,302,085
TOTAL REAL ESTATE			1,706,723
TOTAL FRANCE			16,068,778
GERMANY	5.6%
AUTOMOTIVE	0.8%
Bayerische Motoren Werke AGa		19,900	2,178,173
FINANCIAL	2.1%
BANKS	0.8%
Deutsche Bank AGa		68,100	2,046,078
INSURANCE	1.3%
Allianz SEa		22,300	3,473,102
Total Financial			5,519,180
HEALTH CARE—PHARMACEUTICALS	0.7%
Bayer AGa		13,000	1,819,602
INDUSTRIALS—ELECTRICAL EQUIPMENT	0.5%
Siemens AG		13,800	1,390,028
MATERIALS—CHEMICALS	0.5%
BASF SE		16,000	1,405,959
REAL ESTATE—RESIDENTIAL	0.3%
Deutsche Wohnen AG		31,458	720,883
TECHNOLOGY—SOFTWARE	0.7%
SAP AGa		26,300	1,835,466
Total Germany			14,869,291
HONG KONG	3.5%
ENERGY—OIL & GAS	0.4%
CNOOC Ltd.[a]		854,000	1,214,090

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
FINANCIAL—INVESTMENT BANKERS/BROKERS	0.5%
Hong Kong Exchanges and Clearing Ltd.[a]		39,000	$1,376,551
HOTEL	0.3%
Wynn Macau Ltd.		470,000	780,954
INVESTMENT COMPANY—DIVERSIFIED FINANCIALS	0.5%
CK Hutchison Holdings Ltd. (Cayman Islands)		101,505	1,498,045
MARINE PORTS	0.2%
Cosco Pacific Ltd. (Bermuda)		360,000	487,644
REAL ESTATE	1.1%
DIVERSIFIED	0.6%
New World Development Co., Ltd.		449,000	589,665
Sun Hung Kai Properties Ltd.		42,404	688,722
Wharf Holdings Ltd.		54,000	359,464
			1,637,851
OFFICE	0.3%
Hongkong Land Holdings Ltd. (USD)		85,198	698,623
RETAIL	0.2%
Link REIT		88,500	518,906
TOTAL REAL ESTATE			2,855,380
TELECOMMUNICATION SERVICES	0.5%
China Mobile Ltd.[a]		96,500	1,237,443
TOTAL HONG KONG			9,450,107
IRELAND	2.1%
HEALTH CARE—PHARMACEUTICALS
Allergan PLC (USD)[c]		18,500	5,614,010
ITALY	1.3%
COMMUNICATIONS—TOWERS	0.4%
Ei Towers S.p.A.		13,218	796,485
Infrastrutture Wireless Italiane S.p.A., 144Ac,d		85,744	387,146
			1,183,631
GAS DISTRIBUTION	0.3%
Snam S.p.A.		143,056	680,686

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
REAL ESTATE—DIVERSIFIED	0.1%
Beni Stabili S.p.A. (USD)		333,084	$247,312
RETAIL	0.5%
Luxottica Group SpA		19,000	1,263,515
TOTAL ITALY			3,375,144
JAPAN	11.3%
AUTOMOTIVE	0.5%
Toyota Motor Corp.[a]		22,000	1,474,576
CONSUMER DISCRETIONARY—MEDIA	0.8%
CyberAgent[a]		42,500	2,017,608
ELECTRIC—INTEGRATED ELECTRIC	0.2%
Electric Power Development Co., Ltd.		12,700	448,809
FINANCIAL	1.9%
DIVERSIFIED FINANCIAL SERVICES	1.3%
Mitsubishi UFJ Financial Group		176,200	1,266,665
ORIX Corp.[a]		140,500	2,090,538
			3,357,203
INSURANCE	0.6%
NKSJ Holdings[a]		46,250	1,697,364
TOTAL FINANCIAL			5,054,567
GAS DISTRIBUTION	0.2%
Tokyo Gas Co., Ltd.		89,000	472,689
HEALTH CARE—PHARMACEUTICAL	0.4%
Astellas Pharma[a]		81,100	1,156,678
INDUSTRIALS	3.2%
COMMERCIAL SERVICES & SUPPLIES	1.0%
Secom Co., Ltd.[a]		41,700	2,707,084
ELECTRICAL EQUIPMENT	2.2%
Fanuc Ltd.[a]		12,000	2,459,125
Murata Manufacturing Co., Ltd.[a]		11,700	2,042,015
Nidec Corp.		17,000	1,273,073
			5,774,213
TOTAL INDUSTRIALS			8,481,297

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
RAILWAYS	0.2%
Central Japan Railway Co.		3,700	$668,288
REAL ESTATE	1.5%
DIVERSIFIED	1.1%
Mitsubishi Estate Co., Ltd.		34,000	732,451
Mitsui Fudosan Co., Ltd.		29,000	812,052
Nomura Real Estate Master Fund		170	216,138
Sekisui House Ltd.		74,000	1,175,438
			2,936,079
INDUSTRIALS	0.0%
Hulic Co., Ltd.[a]		814	7,223
OFFICE	0.2%
Hulic REIT		202	287,852
Nomura Real Estate Office Fund		46	208,604
			496,456
RETAIL	0.2%
AEON Mall Co., Ltd.		15,700	294,283
Japan Retail Fund Investment Corp.		157	314,167
			608,450
TOTAL REAL ESTATE			4,048,208
TECHNOLOGY	1.4%
ELECTRONIC EQUIPMENT & INSTRUMENTS	0.9%
Kyocera Corp.[a]		26,900	1,398,576
Sony Corp.[a]		40,500	1,145,489
			2,544,065
OFFICE ELECTRONICS	0.5%
Canon[a]		40,900	1,330,917
TOTAL TECHNOLOGY			3,874,982
TELECOMMUNICATION SERVICES	1.0%
KDDI Corp.[a]		107,800	2,601,963
TOTAL JAPAN			30,299,665

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
JERSEY	0.9%
CONSUMER DISCRETIONARY—MEDIA
WPP PLC (GBP)[a]		107,500	$2,408,647
MEXICO	0.8%
AIRPORTS	0.2%
Grupo Aeroportuario del Pacifico SAB de CV, ADR		8,656	592,849
CONSUMER—NON-CYCLICAL—RETAIL	0.4%
Wal-Mart de Mexico SAB de CV		410,600	1,002,891
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		573,400	612,891
TOLL ROADS	0.0%
OHL Mexico SAB de CVc		48,858	63,414
TOTAL MEXICO			2,272,045
NETHERLANDS	1.5%
MATERIALS—CHEMICALS	0.5%
LyondellBasell Industries NV, Class A (USD)		12,700	1,314,704
REAL ESTATE	0.4%
DIVERSIFIED	0.1%
Nieuwe Steen Investments NV		59,028	232,300
RETAIL	0.3%
Wereldhave NV		15,246	865,657
TOTAL REAL ESTATE			1,097,957
TECHNOLOGY—SEMICONDUCTORS	0.6%
NXP Semiconductors NV (USD)[c]		17,200	1,689,040
TOTAL NETHERLANDS			4,101,701
NEW ZEALAND	0.2%
AIRPORTS
Auckland International Airport Ltd.		142,627	476,974
SINGAPORE	1.7%
REAL ESTATE	0.4%
DIVERSIFIED	0.1%
Capitaland Ltd.		126,000	327,431

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	0.3%
Ascendas REIT		120,400	$219,909
Global Logistic Properties Ltd.		202,000	379,448
			599,357
TOTAL REAL ESTATE			926,788
TECHNOLOGY—SEMICONDUCTORS	1.3%
Avago Technologies Ltd. (USD)[b]		26,379	3,506,560
TOTAL SINGAPORE			4,433,348
SOUTH KOREA	0.4%
TECHNOLOGY—SEMICONDUCTORS
Samsung Electronics Co., Ltd. GDR, 144Ad		2,000	1,141,000
SPAIN	1.3%
FINANCIAL—BANKS	0.4%
Banco Santander Central Hispano SA		135,474	946,071
REAL ESTATE—DIVERSIFIED	0.2%
Hispania Activos Inmobiliarios SAc		25,494	374,033
Lar Espana Real Estate Socimi SA		9,997	110,382
			484,415
TELECOMMUNICATION SERVICES	0.4%
Telefonica SAa		83,500	1,186,897
TOLL ROADS	0.3%
Ferrovial SA		39,996	867,266
TOTAL SPAIN			3,484,649
SWITZERLAND	6.2%
AIRPORTS	0.3%
Flughafen Zuerich AGa		1,069	827,233
CONSUMER—NON-CYCLICAL—FOOD	1.4%
Nestle SAa		50,320	3,632,922
FINANCIAL	2.4%
BANKS	0.5%
Credit Suisse Group AGa		48,673	1,337,928

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
INSURANCE	1.9%
ACE Ltd. (USD)[b]		21,200	$2,155,616
Zurich Insurance Group AGa		10,000	3,044,013
			5,199,629
TOTAL FINANCIAL			6,537,557
HEALTH CARE—PHARMACEUTICAL	1.6%
Novartis AGa		42,300	4,169,148
INDUSTRIALS—ELECTRICAL COMPONENT & EQUIPMENT	0.5%
TE Connectivity Ltd. (USD)		21,364	1,373,705
TOTAL SWITZERLAND			16,540,565
UNITED KINGDOM	8.8%
CONSUMER STAPLES—BEVERAGE	0.7%
Diageo PLC[a]		67,000	1,938,090
CONSUMER—CYCLICAL—RETAIL	1.0%
Next PLC[a]		23,600	2,762,572
CONSUMER—NON-CYCLICAL—HOUSEHOLD PRODUCTS	1.0%
Reckitt Benckiser Group PLC[a]		29,000	2,500,676
ELECTRIC—REGULATED ELECTRIC	0.2%
National Grid PLC[a]		42,577	546,699
ENERGY—OIL & GAS	1.4%
BP PLC[a]		556,900	3,676,435
FINANCIAL—BANKS	1.8%
Barclays PLC[a]		596,700	2,442,356
HSBC Holdings PLC[a]		270,166	2,420,065
			4,862,421
HEALTH CARE—PHARMACEUTICALS	1.3%
GlaxoSmithKline PLC[a]		170,900	3,551,264
REAL ESTATE	0.9%
DIVERSIFIED	0.6%
Hammerson PLC		67,955	657,195
Land Securities Group PLC		45,017	851,625
			1,508,820

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
OFFICE	0.2%
Derwent London PLC		7,596	$406,036
SELF STORAGE	0.1%
Big Yellow Group PLC		33,901	339,577
TOTAL REAL ESTATE			2,254,433
WATER	0.5%
Pennon Group PLC		49,075	624,969
United Utilities Group PLC		53,561	750,687
			1,375,656
TOTAL UNITED KINGDOM			23,468,246
UNITED STATES	58.7%
COMMUNICATIONS	1.5%
TELECOMMUNICATION	0.5%
Verizon Communications[b]		26,199	1,221,135
TOWERS	1.0%
American Tower Corp.[b]		14,917	1,391,607
Crown Castle International Corp.[b]		17,763	1,426,369
			2,817,976
TOTAL COMMUNICATIONS			4,039,111
CONSUMER DISCRETIONARY—HOTELS, RESTAURANTS & LEISURE	0.8%
Las Vegas Sands Corp.[a,b]		43,200	2,271,024
CONSUMER—CYCLICAL	5.6%
APPAREL	0.9%
VF Corp.[b]		34,300	2,392,082
AUTO PARTS EQUIPMENT	0.4%
Autoliv[b]		10,100	1,179,175
AUTOMOBILES	0.6%
Ford Motor Co.[a]		38,200	573,382
Harley-Davidson		18,700	1,053,745
			1,627,127
HOME BUILDERS	0.4%
D.R. Horton[b]		44,900	1,228,464

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
MEDIA	1.7%
The Walt Disney Co.[a]		38,893	$4,439,247
RESTAURANT	1.0%
Starbucks Corp.[a]		48,245	2,586,656
RETAIL	0.6%
Ross Stores[a,b]		33,000	1,604,130
TOTAL CONSUMER—CYCLICAL			15,056,881
CONSUMER—NON-CYCLICAL	3.7%
FOOD PRODUCTS	2.3%
Kroger Co/The[a,b]		17,468	1,266,605
Pilgrim's Pride Corp.[b]		48,600	1,116,342
Tyson Foods, Class Aa		87,900	3,747,177
			6,130,124
RETAIL	1.4%
CVS Caremark Corp.[a,b]		25,099	2,632,383
Wal-Mart Stores[a,b]		16,197	1,148,853
			3,781,236
TOTAL CONSUMER—NON-CYCLICAL			9,911,360
DIVERSIFIED	0.3%
Macquarie Infrastructure Co LLC		8,738	722,021
ELECTRIC	0.7%
INTEGRATED ELECTRIC	0.1%
8Point3 Energy Partners LPc		7,748	144,268
REGULATED ELECTRIC	0.6%
CMS Energy Corp.[a]		20,600	655,904
Duke Energy Corp.[b]		8,618	608,603
Edison International		8,136	452,199
			1,716,706
TOTAL ELECTRIC			1,860,974
ENERGY	5.7%
ENERGY EQUIPMENT & SERVICES	0.5%
Halliburton Co.[b]		29,800	1,283,486

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
OIL & GAS	5.2%
Anadarko Petroleum Corp.[a]		29,337	$2,290,046
California Resources Corp.[b]		143,331	865,719
Exxon Mobil Corp.[a]		65,847	5,478,471
Hess Corp.[a]		47,264	3,161,016
Noble Energy[b]		52,900	2,257,772
			14,053,024
TOTAL ENERGY			15,336,510
FINANCIAL	10.0%
BANKS	3.7%
Bank of America Corp.		77,500	1,319,050
East West Bancorp[b]		23,800	1,066,716
Huntington Bancshares[a,b]		187,900	2,125,149
PNC Financial Services Group[a]		27,500	2,630,375
Wells Fargo & Co.[a]		49,087	2,760,653
			9,901,943
CREDIT CARD	0.5%
Discover Financial Services[b]		23,200	1,336,784
DIVERSIFIED FINANCIAL SERVICES	4.0%
Ameriprise Financial[a]		19,500	2,436,135
BlackRock[a]		7,223	2,499,014
JPMorgan Chase & Co.[a]		57,394	3,889,017
Morgan Stanley[a]		46,700	1,811,493
			10,635,659
INSURANCE	1.8%
Allstate Corp.[b]		34,300	2,225,041
American International Group[a]		43,776	2,706,232
			4,931,273
TOTAL FINANCIAL			26,805,659
GAS DISTRIBUTION	0.7%
Atmos Energy Corp.[b]		13,627	698,793
Sempra Energy[a,b]		12,928	1,279,096
			1,977,889

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
HEALTH CARE	6.7%
BIOTECHNOLOGY	1.7%
Amgen[a]		10,700	$1,642,664
Gilead Sciences[b]		24,900	2,915,292
			4,557,956
HEALTH CARE EQUIPMENT & SUPPLIES	1.3%
Zimmer Holdings[a]		31,600	3,451,668
HEALTH CARE PROVIDERS & SERVICES	2.6%
Aetna[a,b]		14,200	1,809,932
Cigna Corp.[a]		31,840	5,158,080
			6,968,012
HEALTHCARE PRODUCTS	0.7%
Thermo Fisher Scientific[a]		14,637	1,899,297
PHARMACEUTICALS	0.4%
Merck & Co.[b]		17,000	967,810
TOTAL HEALTH CARE			17,844,743
INDUSTRIALS	5.8%
AEROSPACE & DEFENSE	1.2%
L-3 Communications Holdings[a,b]		29,213	3,312,170
AIRLINES	0.5%
United Continental Holdings[a,b,c]		23,724	1,257,609
AUTO MANUFACTURERS	0.5%
PACCAR		23,500	1,499,535
COMMERCIAL SERVICES & SUPPLIES	1.0%
Equifax[b]		27,500	2,669,975
DIVERSIFIED MANUFACTURING	0.9%
General Electric Co.[a]		51,511	1,368,647
WW Grainger[b]		4,400	1,041,260
			2,409,907
MACHINERY	1.2%
Dover Corp.[b]		17,000	1,193,060
Joy Global[b]		29,900	1,082,380
SPX Corp.[b]		12,064	873,313
			3,148,753

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
ROAD & RAIL	0.5%
CSX Corp.[a,b]		19,500	$636,675
Union Pacific Corp.		7,165	683,326
			1,320,001
TOTAL INDUSTRIALS			15,617,950
MATERIALS—CHEMICALS	2.3%
Ecolab[b]		11,800	1,334,226
Huntsman Corp.		82,000	1,809,740
Monsanto Co.[a]		27,400	2,920,566
			6,064,532
PIPELINES	2.1%
PIPELINES—C-CORP	1.4%
Kinder Morgan[b]		34,862	1,338,352
SemGroup Corp., Class A		8,327	661,830
Tallgrass Energy GP LPc		7,761	249,516
Williams Cos. (The)[b]		24,167	1,386,944
			3,636,642
PIPELINES—MLP	0.7%
Dominion Midstream Partners LP		19,151	733,675
Energy Transfer Equity LPb		16,468	1,056,752
EQT GP Holdings LPc		4,866	165,395
			1,955,822
TOTAL PIPELINES			5,592,464
REAL ESTATE	4.5%
DIVERSIFIED	0.3%
Gramercy Property Trust		7,421	173,429
Vornado Realty Trust		7,701	731,056
			904,485
HEALTH CARE	0.4%
Health Care REIT		10,571	693,775
Omega Healthcare Investors		11,613	398,674
			1,092,449

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
HOTEL	0.3%
Extended Stay America		10,878	$204,180
Host Hotels & Resorts		19,949	395,589
La Quinta Holdings[c]		11,008	251,533
			851,302
INDUSTRIALS	0.1%
QTS Realty Trust, Class A		5,116	186,478
OFFICE	0.6%
BioMed Realty Trust		19,238	372,063
Empire State Realty Trust, Class A		13,458	229,593
Kilroy Realty Corp.		5,064	340,048
SL Green Realty Corp.		5,959	654,834
			1,596,538
RESIDENTIAL	1.3%
APARTMENT	1.1%
American Homes 4 Rent, Class Ab		4,692	75,260
Apartment Investment & Management Co.		11,485	424,141
Education Realty Trust		5,944	186,404
Equity Residential		16,659	1,168,962
Home Properties		1,162	84,884
Monogram Residential Trust		14,346	129,401
Starwood Waypoint Residential Trust		13,983	332,236
UDR		19,503	624,681
			3,025,969
MANUFACTURED HOME	0.2%
Sun Communities		6,154	380,502
TOTAL RESIDENTIAL			3,406,471
SELF STORAGE	0.5%
Extra Space Storage		9,966	649,982
Public Storage		3,835	707,059
			1,357,041

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	0.9%
COMMUNITY CENTER	0.4%
DDR Corp.		37,355	$577,508
Regency Centers Corp.		6,756	398,469
			975,977
FREE STANDING	0.1%
Spirit Realty Capital		23,178	224,132
REGIONAL MALL	0.4%
Macerich Co. (The)		3,452	257,519
Simon Property Group[b]		4,850	839,147
			1,096,666
TOTAL SHOPPING CENTERS			2,296,775
SPECIALTY	0.1%
CyrusOne		7,192	211,804
TOTAL REAL ESTATE			11,903,343
SHIPPING	0.4%
Teekay Corp. (Marshall Islands)[b]		22,547	965,463
TECHNOLOGY	7.9%
COMPUTERS	3.1%
Apple[a,b]		49,700	6,233,622
Cadence Design Systems[b,c]		62,000	1,218,920
Hewlett-Packard Co.[a,b]		25,400	762,254
			8,214,796
INFORMATION SERVICES	0.3%
TransUnion[c]		29,647	744,140
INTERNET SERVICE PROVIDER	0.9%
Google, Class Aa,c		4,600	2,484,184
SEMICONDUCTORS	1.2%
SanDisk Corp.[a,b]		25,153	1,464,408
Xilinx[a]		38,400	1,695,744
			3,160,152
SERVICES	1.0%
Visa, Class Ab		38,892	2,611,598

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
SOFTWARE	1.4%
Microsoft Corp.[a,b]		86,046	$3,798,932
TOTAL TECHNOLOGY			21,013,802
TOTAL UNITED STATES			156,983,726
TOTAL COMMON STOCK (Identified cost—$270,318,299)			309,928,549
CLOSED-END FUNDS—UNITED STATES	5.4%
COVERED CALL	1.0%
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		54,731	811,661
Eaton Vance Tax-Managed Diversified Equity Income Fund[b]		72,599	825,450
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund[a]		31,817	375,759
Eaton Vance Tax-Managed Global Diversified Equity Income Fund[a]		84,949	823,156
			2,836,026
EQUITY TAX—ADVANTAGED	1.0%
Eaton Vance Tax-Advantaged Dividend Income Fund[b]		48,310	956,538
Eaton Vance Tax-Advantaged Global Dividend Income Fund		20,956	353,528
Gabelli Dividend & Income Trust[a]		42,127	877,084
John Hancock Tax-Advantaged Dividend Income Fund		30,526	600,141
			2,787,291
GLOBAL HYBRID (GROWTH & INCOME)	0.2%
Clough Global Opportunities Fund		22,196	267,462
LMP Capital and Income Fund		12,306	185,574
TOTAL GLOBAL HYBRID (GROWTH & INCOME)			453,036
INVESTMENT GRADE	0.1%
PIMCO Corporate and Income Opportunity Fund		16,590	240,223

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
MASTER LIMITED PARTNERSHIPS	0.7%
First Trust Energy Income and Growth Fund		22,034	$691,868
Kayne Anderson Energy Total Return Fund		13,213	279,191
Kayne Anderson MLP Investment Company[b]		21,277	652,991
Nuveen Energy MLP Total Return Fund		14,920	245,732
			1,869,782
MULTI-SECTOR	0.9%
AllianzGI Convertible & Income Fund[a]		37,564	305,020
PIMCO Dynamic Credit Income Fund		26,255	529,826
PIMCO Dynamic Income Fund		17,759	518,740
PIMCO Income Opportunity Fund[a]		18,813	455,275
PIMCO Income Strategy Fund II		54,715	537,848
			2,346,709
MUNICIPAL	0.1%
PIMCO Municipal Income Fund II		16,506	189,489
PREFERRED	0.3%
Nuveen Preferred & Income Term Fund		8,792	195,534
Nuveen Preferred Income Opportunities Fund		64,848	594,008
			789,542
REAL ESTATE	0.2%
CBRE Clarion Global Real Estate Income Fund		26,853	213,750
Nuveen Real Estate Income Fund		37,444	382,303
			596,053
SENIOR LOAN	0.1%
Nuveen Credit Strategies Income Fund		22,763	195,989
U.S. GENERAL EQUITY	0.8%
Consumer Discretionary Select Sector SPDR Fund		7,096	542,702
Gabelli Equity Trust		68,667	429,856
SPDR S&P 500 ETF Trust[b]		3,825	787,376
Vanguard S&P 500 ETF Trust		1,633	308,376
			2,068,310
TOTAL CLOSED-END FUNDS (Identified cost—$14,273,510)			14,372,450

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	1.6%
UNITED KINGDOM	0.6%
BANKS—FOREIGN
Barclays Bank PLC, 7.10%, Series III (USD)		20,000	$519,600
RBS Capital Funding Trust VII, 6.08%, Series G (USD)		40,000	977,200
			1,496,800
UNITED STATES	1.0%
INDUSTRIALS—CHEMICALS	0.3%
CHS, 7.10%, Series II		36,359	952,242
REAL ESTATE—DIVERSIFIED	0.7%
American Realty Capital Properties, 6.70%, Series F		45,000	1,080,450
Colony Financial, 8.50%, Series Aa		28,000	724,080
			1,804,530
TOTAL UNITED STATES			2,756,772
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$4,079,209)			4,253,572
PREFERRED SECURITIES—CAPITAL SECURITIES	3.1%
AUSTRALIA	0.3%
INSURANCE—FOREIGN
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (USD)		755,000	796,525
SWITZERLAND	1.1%
BANKS—FOREIGN	0.7%
UBS Group AG, 7.00% (USD)		900,000	915,750
UBS Group AG, 7.125% (USD)		900,000	938,565
			1,854,315
INSURANCE—REINSURANCE—FOREIGN	0.4%
Aquarius + Investments PLC, 8.25% (USD)		910,000	987,350
TOTAL SWITZERLAND			2,841,665
UNITED KINGDOM	0.6%
BANKS—FOREIGN
HSBC Holdings PLC, 6.375% (USD)		1,100,000	1,108,250
Standard Chartered PLC, 6.50%, 144A (USD)[d]		600,000	605,776
			1,714,026

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
UNITED STATES	1.1%
BANKS	0.4%
Bank of America Corp., 6.50%, Series Z		1,037,000	$1,074,591
INSURANCE—LIFE/HEALTH INSURANCE	0.7%
MetLife, 5.25%, Series C		1,000,000	993,750
Prudential Financial, 5.375%, due 5/15/45		832,000	821,600
			1,815,350
TOTAL UNITED STATES			2,889,941
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$8,056,396)			8,242,157
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[e]		600,000	600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$600,000)			600,000
TOTAL INVESTMENTS (Identified cost—$297,327,414)	126.1%		337,396,728
WRITTEN OPTION CONTRACTS	(0.2)		(444,430)
LIABILITIES IN EXCESS OF OTHER ASSETS	(25.9)		(69,391,246)
NET ASSETS (Equivalent to $11.56 per share based on 23,142,068 shares of common stock outstanding)	100.0%		$267,561,052
		Number of Contracts
WRITTEN OPTION CONTRACTS—UNITED STATES	(0.2)%
S&P 500 Index, Call, USD Strike Price 2,120, expires 7/17/15		907	$(444,430)
TOTAL WRITTEN OPTION CONTRACTS (Premiums received—$2,075,363)			$(444,430)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

ETF  Exchange-Traded Fund

GBP  Great British Pound

GDR  Global Depositary Receipt

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

REIT  Real Estate Investment Trust

SPDR  Standard & Poor's Depositary Receipt

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $139,245,107 in aggregate has been pledged as collateral.

b  All or a portion of the security is pledged in connection with written option contracts. $41,192,257 in aggregate has been pledged as collateral.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.8% of the net assets of the Fund, of which 0.0% are illiquid.

e  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Sector Summary	% of Managed Assets
Financial (Common)	16.3
Health Care (Common)	10.4
Technology (Common)	9.8
Industrials (Common)	8.6
Real Estate (Common)	8.5
Energy (Common)	6.5
Consumer—Cyclical (Common)	5.6
Consumer—Non-Cyclical (Common)	5.1
Closed-End Funds	4.3
Materials (Common)	3.1
Consumer Staples (Common)	2.2
Consumer Discretionary (Common)	2.0
Pipelines—C-Corp (Common)	2.0
Communications (Common)	1.8
Telecommunication Services (Common)	1.7
Banks—Foreign (Preferred)	1.4
Automotive (Common)	1.1
Gas Distribution (Common)	1.1
Electric (Common)	0.8
Insurance (Preferred)	0.8
Diversified (Common)	0.8
Railways (Common)	0.8
Pipelines—MLP (Common)	0.6
Airports (Common)	0.6
Real Estate—Diversified (Preferred)	0.5
Toll Roads (Common)	0.5
Investment Company (Common)	0.4
Water (Common)	0.4
Retail (Common)	0.4
Information Technology (Common)	0.3
Banks (Preferred)	0.3
Shipping (Common)	0.3
Industrials (Preferred)	0.3
Insurance—Foreign (Preferred)	0.2
Hotel (Common)	0.2
Other	0.2
Marine Ports (Common)	0.1
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$297,327,414)	$337,396,728
Cash	739,910
Foreign currency, at value (Identified cost—$277,648)	276,863
Receivable for:
Investment securities sold	2,013,648
Dividends and interest	876,466
Other assets	16,397
Total Assets	341,320,012
LIABILITIES:
Payable for:
Revolving credit agreement	69,800,000
Investment securities purchased	2,636,877
Written option contracts (Premiums received—$2,075,363)	444,430
Dividends declared	426,939
Investment management fees	284,973
Interest expense	54,215
Administration fees	22,798
Directors' fees	184
Other liabilities	88,544
Total Liabilities	73,758,960
NET ASSETS	$267,561,052
NET ASSETS consist of:
Paid-in capital	$293,788,308
Dividends in excess of net investment income	(10,320,984)
Accumulated net realized loss	(57,602,492)
Net unrealized appreciation	41,696,220
$267,561,052
NET ASSET VALUE PER SHARE:
($267,561,052 ÷ 23,142,068 shares outstanding)	$11.56
MARKET PRICE PER SHARE	$11.38
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(1.56)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income (net of $246,356 of foreign withholding tax)	$4,710,657
Interest income	304,885
Total Investment Income	5,015,542
Expenses:
Investment management fees	1,716,656
Interest expense	326,941
Administration fees	172,481
Professional fees	51,905
Custodian fees and expenses	37,962
Shareholder reporting expenses	29,842
Transfer agent fees and expenses	10,361
Line of credit fees	9,304
Directors' fees and expenses	8,849
Registration and filing fees	4,557
Miscellaneous	28,680
Total Expenses	2,397,538
Net Investment Income	2,618,004
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,530,195
Written option contracts	4,693,669
Foreign currency transactions	(152,319)
Net realized gain	20,071,545
Net change in unrealized appreciation (depreciation) on:
Investments	(13,026,515)
Written option contracts	812,510
Foreign currency translations	15,589
Net change in unrealized appreciation (depreciation)	(12,198,416)
Net realized and unrealized gain	7,873,129
Net Increase in Net Assets Resulting from Operations	$10,491,133

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$2,618,004	$5,023,701
Net realized gain	20,071,545	15,367,047
Net change in unrealized appreciation (depreciation)	(12,198,416)	(9,386,759)
Net increase in net assets resulting from operations	10,491,133	11,003,989
Dividends and Distributions to Shareholders from:
Net investment income	(12,949,065)	(21,589,877)
Return of capital	—	(4,216,422)
Total dividends and distributions to shareholders	(12,949,065)	(25,806,299)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	445,142	862,609
Total decrease in net assets	(2,012,790)	(13,939,701)
Net Assets:
Beginning of period	269,573,842	283,513,543
End of period[a]	$267,561,052	$269,573,842

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $10,320,984 and $10,077, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2015 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$10,491,133
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(152,916,378)
Net purchases, sales and maturities of short-term investments	1,200,000
Net amortization of premium	1,344
Proceeds from sales and maturities of long-term investments	154,807,997
Net increase in dividends and interest receivable and other assets	(71,515)
Net decrease in interest expense payable, accrued expenses and other liabilities	(72,488)
Decrease in premiums received from options	(454,260)
Net change in unrealized appreciation on options	(812,510)
Net change in unrealized depreciation on investments	13,026,515
Net realized gain on investments	(15,530,195)
Cash provided by operating activities	9,669,643
Cash Flows from Financing Activities:
Dividends and distributions paid	(12,076,984)
Cash used for financing activities	(12,076,984)
Decrease in cash	(2,407,341)
Cash at beginning of period (including foreign currency)	3,424,114
Cash at end of period (including foreign currency)	$1,016,773

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2015, interest paid was $328,741.

During the six months ended June 30, 2015, reinvestment of dividends was $445,142.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.67	$12.31	$11.33	$10.67	$11.96	$11.91
Income (loss) from investment operations:
Net investment income	0.11 [a]	0.22 [a]	0.21 [a]	0.26	0.33	0.31
Net realized and unrealized gain (loss)	0.34	0.26	1.89 [b]	1.52	(0.50)	0.86
Total from investment operations	0.45	0.48	2.10	1.78	(0.17)	1.17
Less dividends and distributions to shareholders from:
Net investment income	(0.56)	(0.94)	(0.70)	(0.28)	(0.30)	(0.31)
Return of capital	—	(0.18)	(0.42)	(0.84)	(0.82)	(0.81)
Total dividends and distributions to shareholders	(0.56)	(1.12)	(1.12)	(1.12)	(1.12)	(1.12)
Anti-dilutive (dilutive) effect from the issuance of reinvested shares	0.00 [c]	0.00 [c]	—	—	—	0.00 [c]
Anti-dilutive effect from the repurchase of shares	—	—	—	—	0.00 [c]	—
Net increase (decrease) in net asset value	(0.11)	(0.64)	0.98	0.66	(1.29)	0.05
Net asset value, end of period	$11.56	$11.67	$12.31	$11.33	$10.67	$11.96
Market value, end of period	$11.38	$11.74	$11.34	$10.32	$9.30	$11.21
Total net asset value return[d]	3.86%[e]	3.81%	20.09%	17.80%	–0.38%	11.18%
Total market value return[d]	1.64%[e]	13.36%	21.46%	23.10%	–7.36%	9.93%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$267.6	$269.6	$283.5	$260.9	$245.7	$276.1
Ratio of expenses to average daily net assets[f]	1.75%[g]	1.72%	1.81%	1.91%	2.01%	2.22%
Ratio of expenses to average daily net assets (excluding interest expense)[f]	1.51%[g]	1.50%	1.57%	1.61%	1.65%	1.71%
Ratio of net investment income to average daily net assets[f]	1.91%[g]	1.75%	1.78%	2.26%	2.46%	2.51%
Ratio of expenses to average daily managed assets[f,h]	1.40%[g]	1.38%	1.44%	1.50%	1.56%	1.70%
Portfolio turnover rate	44%[e]	77%	81%	44%	56%	53%
Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	483%	486%	506%	474%	452%	454%
Asset coverage per $1,000 for revolving credit agreement	$4,833	$4,862	$5,062	$4,737	$4,521	$4,539

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88 and the total return on an NAV basis would have been 20.05%.

c  Amount is less than $0.005.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Not annualized.

f  Does not include expenses incurred by the closed-end funds in which the Fund invests.

g  Annualized.

h  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealer when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2015, there were $101,082,404 of securities transferred between Level 1 and Level 2, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of June 30, 2015.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$309,928,549	$309,928,549	$—	$—
Closed End Funds	14,372,450	14,372,450	—	—
Preferred Securities— $25 Par Value	4,253,572	4,253,572	—	—
Preferred Securities— Capital Securities	8,242,157	—	8,242,157	—
Short-Term Investments	600,000	—	600,000	—
Total Investments[a]	$337,396,728	$328,554,571	$8,842,157	$—
Written option contracts	$(444,430)	$(444,430)	$—	$—
Total Depreciation in Other Financial Instruments[a]	$(444,430)	$(444,430)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from U.S. Real Estate Investment Trusts (REITs) and Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and CEFs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the six months ended June 30, 2015, the Fund incurred $137,333 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $2,101 for the six months ended June 30, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2015, totaled $149,934,918 and $151,871,754, respectively.

Transactions in written option contracts during the six months ended June 30, 2015, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2014	920	$2,529,623
Option contracts written	6,644	17,976,283
Option contracts expired	(2,660)	(6,057,734)
Option contracts terminated in closing transactions	(1,350)	(3,658,804)
Option contracts exercised	(2,647)	(8,714,005)
Written option contracts outstanding at June 30, 2015	907	$2,075,363

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2015 and the effect of derivatives held during the six months ended June 30, 2015, along with the respective location in the financial statements. The volume of activity for written option contracts for the six months ended June 30, 2015 is summarized in Note 3.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Written option contracts[a]	—	$—	Payable for written option contracts	$444,430

a  Option contracts executed with Goldman Sachs & Co. are not subject to a master netting arrangement or another similar arrangement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$(111,002)	$—
Written option contracts	Net Realized and Unrealized Gain (Loss)	4,693,669	812,510

At June 30, 2015, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Written option contracts	$—	$199,416

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2015:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley & Co., Inc.	$199,416	$—	$(199,416)	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund's forward foreign currency exchange contracts activity during the six months ended June 30, 2015:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$998,519
Ending Notional Amount	—

Note 5. Income Tax Information

As of June 30, 2015 the federal tax cost and net unrealized appreciation and depreciation at value of securities were as follows:

Cost for federal income tax purposes	$297,327,414
Gross unrealized appreciation	$52,935,298
Gross unrealized depreciation	(12,865,984)
Net unrealized appreciation	$40,069,314

As of December 31, 2014, the Fund had a net capital loss carryforward of $75,620,233, which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryovers, of which $69,059,596 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $56,436 after October 31, 2014, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund issued 37,501 and 71,994 shares, respectively, of common stock for the reinvestment of dividends of $445,142 and $862,609, respectively.

On December 9, 2014, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2015, through the fiscal year ended December 31, 2015.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not effect any repurchases.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund has entered into an $80,000,000 secured, committed revolving credit agreement (credit agreement) with State Street Bank and Trust Company (State Street). The credit agreement has a 360 day rolling term that resets daily. The Fund pays a monthly financing charge which is calculated based on a LIBOR based or Federal Funds based rate. The Fund also pays a 0.15% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2015, the Fund had outstanding borrowings of $69,800,000. During the six months ended June 30, 2015, the Fund borrowed an average daily balance of $69,800,000 at a weighted average borrowing cost of 0.9%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Global Income Builder, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	16,093,058.101	323,933.757
Robert H. Steers	16,108,540.393	308,451.465
C. Edward Ward, Jr.	16,104,944.019	312,047.839

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2015) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (7/27/07)	One Year	Five Years	Since Inception (7/27/07)
–1.37%	14.32%	4.91%	–1.53%	14.82%	4.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment advisors (the Subadvisors), provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel, including the leadership changes to the large cap value investment team, effective August 1, 2013. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and a relevant blended benchmark. The Board of Directors considered that the Fund outperformed the medians of the Peer Funds for the one-, three- and five-year periods ended March 31, 2015, ranking first out of four funds for each period. The Board of Directors also considered that the Fund outperformed the blended benchmark for the three- and five-year periods ended March 31, 2015, and underperformed the blended benchmark for the one-year period ended March 31, 2015. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, upcoming changes to the large cap value investment team and the Investment Manager's and the Subadvisors' performance in managing other global funds. The Board of Directors determined that the Fund's performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual management fees and total expense ratios at common asset levels compared to the medians of the Peer Funds, noting that the Fund's expenses were the highest in the group in both expense categories. However, the Board of Directors noted the Investment Manager's representation that the Fund's total expenses at managed asset levels had decreased each year since 2010. The Board of Directors noted that the Fund was the only leveraged fund of the Peer Funds and, as a result, will not fare as well in the expense comparison at common asset levels, as a greater amount of leverage will result in higher common asset expense levels. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Since the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Yigal D. Jhirad
Vice President

Richard E. Helm
Vice President

William F. Scapell
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2015

Cohen & Steers Global Income Builder

INBSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:  September 4, 2015